Exhibit 99.2

@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

July 22, 2010

On Wednesday, July 21, we released a detailed mid-year operational update covering all of our business units. A copy of the release can be found on our website.

This edition of @NFX includes:
•	Third quarter and full-year 2010 estimates
•	Updated tables detailing complete hedge positions

THIRD QUARTER AND FULL YEAR 2010 ESTIMATES

3Q10 & FY10 Estimates
	Domestic		Int’l		Total
Production/Liftings	3QE	FY10	3QE	FY10	3QE	FY10
Natural gas – Bcf	50 – 52	200 – 202	–	–	50 – 52	200 – 202
Oil and condensate – MMBbls Note 1	2.3 – 2.5	8.8 – 9.2	1.0 – 1.1	5.0 – 5.2	3.3 – 3.6	13.8 – 14.4
Total Bcfe	64 – 67	253 – 257	6 – 7	30 – 31	70 – 74	283 – 288

Average Realized Prices
Natural gas – $/Mcf	Note 2	Note 2
Oil and condensate – $/Bbl	Note 3	Note 3	Note 4	Note 4
Mcf equivalent – $/Mcfe

Operating Expenses:
Lease operating
Recurring ($MM)	$33 - $40	$141 - $147	$9 - $11	$38 - $47	$42 - $51	$179 - $194
per/Mcfe	$0.54 - $0.58	$0.55 - $0.58	$1.47 - $1.53	$1.38 - $1.43	$0.63 - $0.67	$0.64 - $0.68
Transportation ($MM)	$17 - $21	$72 - $75	-	-	$17 - $21	$72 - $75
per/Mcfe	$0.28 - $0.31	$0.28 - $0.30	-	-	$0.25 - $0.28	$0.25 - $0.28
Recurring w/ trans ($MM)	$50 - $61	$213 - $222	$9 - $11	$38 - $47	$59 - $72	$251 - $269
per/Mcfe	$0.82 - $0.89	$0.83 - $0.89	$1.47 - $1.53	$1.38 - $1.43	$0.88 - $0.95	$0.89 - $0.96
Major (workovers, etc.) ($MM)	$10 - $13	$35 - $43	$4 - $6	$9 - $10	$14 - $19	$44 - $53
per/Mcfe	$0.16 - $0.18	$0.14 - $0.16	$0.77 - $0.81	$0.30 - $0.32	$0.22 - $0.24	$0.16 - $0.18

Production/Taxes ($MM)Note 5	$15 - $18	$57 - $70	$10 - $13	$44 - $54	$25- $31	$101 - $124
per/Mcfe	$0.24 - $0.26	$0.24 - $0.26	$1.77 - $1.81	$1.60 - $1.63	$0.38 - $0.40	$0.38 - $0.41

G&A, net ($MM)	$35 - $42	$143 - $158	$1 - $2	$6 - $7	$36 - $44	$149 - $165
per/Mcfe	$0.58 - $0.60	$0.59 - $0.61	$0.19 - $0.21	$0.19 - $0.20	$0.54 - $0.56	$0.54 - $0.56

Capitalized internal costs ($MM)					$(18 - $22)	$(67 - $82)
per/Mcfe					$(0.27 - $0.28)	$(0.26 - $0.27)

Interest expense ($MM)					$35 - $43	$140 - $171
per/Mcfe					$0.53 - $0.54	$0.54 - $0.55

Capitalized interest ($MM)					$(10 - $12)	$(45 - $55)
per/Mcfe					$(0.15 - $0.16)	$(0.17 - $0.18)

Tax rate (%)Note 6	36% - 38%	36% - 38%

Income taxes (%)
Current	14% - 16%	14% - 16%
Deferred	84% - 86%	84% - 86%

Note 1:	Includes 0.5 – 0.6 MMBbls of deferred Malaysian oil production associated with a damaged export pipeline.
Note 2:	The price that we receive for natural gas production from the Gulf of Mexico and onshore Gulf Coast, after basis differentials, transportation and handling charges, typically averages $0.25 - $0.50 per MMBtu less than the Henry Hub Index. Realized natural gas prices for our Mid-Continent properties, after basis differentials, transportation and handling charges, typically average 85-90% of the Henry Hub Index.
Note 3:	The price we receive for our Gulf Coast oil production typically averages about 90-95% of the NYMEX West Texas Intermediate (WTI) price. The price we receive for our oil production in the Rocky Mountains is currently averaging about $12-$14 per barrel below the WTI price. Oil production from our Mid-Continent properties typically averages 88-92% of the WTI price.
Note 4:	Oil sales from our operations in Malaysia typically sell at a slight discount to Tapis, or about 90-95% of WTI. Oil sales from our operations in China typically sell at $4-$6 per barrel less than the WTI price.
Note 5:	Guidance for production taxes determined using $75/Bbl oil and $4.50/MMBtu gas.
Note 6:	Tax rate applied to earnings excluding unrealized gains or losses on commodity derivatives.

The following tables update our complete hedge positions for natural gas and crude oil. Items highlighted reflect new and/or changed data since our last publication on May 5, 2010.

NATURAL GAS HEDGE POSITIONS

The following hedge positions for the third quarter of 2010 and beyond are as of July 21, 2010:

Third Quarter 2010
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
35,200 MMMBtus	$6.41	—	—	—

Fourth Quarter 2010
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
28,320 MMMBtus	$6.49	—	—	—

First Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,300 MMMBtus	$6.30	—	—	—
9,900 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Second Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,570 MMMBtus	$6.30	—	—	—
10,010 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,840 MMMBtus	$6.30	—	—	—
10,120 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
12,030 MMMBtus	$6.03	—	—	—
12,560 MMMBtus*	—	$6.00 — $7.66	$6.00	$7.10 — $8.03

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
10,920 MMMBtus*	—	$5.90 — $7.05	$5.75 — $6.00	$6.95 — $7.10

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
10,920 MMMBtus*	—	$5.75 — $6.57	$5.75	$6.20 — $7.00

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,520 MMMBtus	$5.42	—	—	—
11,040 MMMBtus*	—	$5.75 — $6.57	$5.75	$6.20 — $7.00

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,860 MMMBtus	$5.42	—	—	—
7,990 MMMBtus*	—	$5.88 — $7.08	$5.75 — $6.00	$6.20 — $7.55

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
6,300 MMMBtus*	—	$6.00 — $7.52	$6.00	$7.50 — $7.55

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
6,370 MMMBtus*	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
6,440 MMMBtus*	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

October 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
2,170 MMMBtus*	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

*These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted average price of $4.50 per MMMBtu. Below $4.50 per MMMBtu, these contracts effectively result in realized prices that are on average $1.39 per MMMBtu higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices, net of premiums paid for these contracts (in millions).

			Gas Prices
	$4	$5	$6	$7	$8	$9

2010
3rd Quarter	$85	$49	$14	$(21)	$(56)	$(91)
4th Quarter	$70	$43	$14	$(14)	$(43)	$(71)
Total 2010	$155	$92	$28	$(35)	$(99)	$(162)

2011
1st Quarter	$71	$42	$7	$(17)	$(42)	$(76)
2nd Quarter	$71	$42	$7	$(17)	$(43)	$(77)
3rd Quarter	$72	$42	$8	$(17)	$(43)	$(78)
4th Quarter	$44	$25	$-	$(12)	$(28)	$(53)
2011	$258	$151	$22	$(63)	$(156)	$(284)

2012
1st Quarter	$23	$12	$(3)	$(9)	$(24)	$(41)
2nd Quarter	$21	$10	$(3)	$(13)	$(30)	$(46)
3rd Quarter	$22	$11	$(4)	$(13)	$(30)	$(47)
4th Quarter	$14	$8	$(1)	$(5)	$(12)	$(22)
Total 2012	$80	$41	$(11)	$(40)	$(96)	$(156)

2013
1st Quarter	$9	$6	$-	$-	$(3)	$(9)
2nd Quarter	$8	$5	$-	$(2)	$(9)	$(15)
3rd Quarter	$8	$5	$-	$(3)	$(9)	$(16)
4th Quarter	$3	$2	$-	$(1)	$(3)	$(5)
Total 2013	$28	$18	$-	$(6)	$(24)	$(45)

In the Rocky Mountains, we hedged basis associated with approximately 12 Bcf of our natural gas production from July 2010 through December 2012 to lock in the differential at a weighted average of $0.94 per MMBtu less than the Henry Hub Index.  In total, this hedge and the 8,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.93 per MMBtu less than the Henry Hub Index.

In the Mid-Continent, we hedged basis associated with approximately 8 Bcf of our anticipated Stiles/Britt Ranch natural gas production from July 2010 through August 2011.  In total, this hedge and the 30,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.52 per MMBtu less than the Henry Hub Index.  We have also hedged basis associated with approximately 23 Bcf of our natural gas production from this area for the period September 2011 through December 2012 at an average of $0.55 per MMBtu less than the Henry Hub Index.

Approximately 17% of our natural gas production correlates to Houston Ship Channel, 13% to Columbia Gulf, 13% to Texas Gas Zone 1, 13% to Southern Natural Gas, 3% to Tenn 100, 5% to CenterPoint/East, 19% to Panhandle Eastern Pipeline, 4% to Waha, 6% to Colorado Interstate, and 7% to others.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the third quarter of 2010 and beyond are as of July 21, 2010:

Third Quarter 2010
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
550,000 Bbls	$87.74	—	—	—
828,000 Bbls	—	$127.97— $170.00	$125.50 — $130.50	$170.00
368,000 Bbls*	—	$67.50 — $106.28	$60.00 — $75.00	$100.00 — $112.10

Fourth Quarter 2010
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
550,000 Bbls	$87.74	—	—	—
828,000 Bbls	—	$127.97— $170.00	$125.50 — $130.50	$170.00
368,000 Bbls*	—	$67.50 — $106.28	$60.00 — $75.00	$100.00 — $112.10

First Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
540,000 Bbls	$80.44	—	—	—
1,350,000 Bbls*	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Second Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
546,000 Bbls	$80.44	—	—	—
1,365,000 Bbls*	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$80.44	—	—	—
1,380,000 Bbls*	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$80.44	—	—	—
1,564,000 Bbls*	—	$77.35 — $107.60	$75.00 — $85.00	$102.25 — $121.50

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
546,000 Bbls	$82.27	—	—	—
1,092,000 Bbls*	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
546,000 Bbls	$82.27	—	—	—
1,092,000 Bbls*	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$82.27	—	—	—
1,104,000 Bbls*	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$82.27	—	—	—
1,104,000 Bbls*	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted average price of $61.01 per Bbl. Below $61.01 per Bbl, these contracts effectively result in realized prices that are on average $15.85 per Bbl higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices, net of premiums paid for these contracts (in millions).

	Oil Prices
	$40	$50	$60	$70	$80	$90	$100

2010
3rd Quarter	$96	$83	$67	$51	$36	$22	$9
4th Quarter	$96	$82	$67	$51	$36	$22	$9
Total 2010	$192	$165	$134	$102	$72	$44	$18

2011
1st Quarter	$44	$38	$33	$16	$1	$(5)	$(10)
2nd Quarter	$44	$38	$33	$16	$1	$(5)	$(11)
3rd Quarter	$44	$39	$33	$17	$2	$(5)	$(11)
4th Quarter	$47	$42	$36	$17	$2	$(6)	$(11)
2011	$179	$157	$135	$66	$6	$(21)	$(43)

2012
1st Quarter	$41	$35	$30	$15	$2	$(4)	$(9)
2nd Quarter	$41	$35	$30	$15	$2	$(4)	$(10)
3rd Quarter	$41	$36	$30	$15	$3	$(4)	$(10)
4th Quarter	$41	$36	$30	$15	$3	$(5)	$(10)
2012	$164	$142	$120	$60	$10	$(17)	$(39)

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent crude oil and natural gas exploration and production company. The Company relies on a proven growth strategy of growing reserves through the drilling of a balanced risk/reward portfolio and select acquisitions. Newfield's domestic areas of operation include the U.S. onshore Gulf Coast, the Anadarko and Arkoma Basins of the Mid-Continent, the Rocky Mountains and the Gulf of Mexico. The Company has international operations in Malaysia and China.

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